EXHIBIT 10.04.4

AMENDMENT No. 1 TO THE COMMERCIAL SERVICES AGREEMENT EXECUTED
BETWEEN ADELPHIA BUSINESS SOLUTIONS, INC. (D/B/A TELCOVE) AND
ADELPHIA COMMUNICATIONS CORPORATION

        THIS AMENDMENT No. 1 TO THE COMMERCIAL SERVICES AGREEMENT ("Amendment No. 1) is made this 17th day of August, 2004 ("Effective Date") by and between Adelphia Business Solutions, Inc. (k/n/a TelCove, Inc.), on behalf of itself and its affiliates ("TelCove") and Adelphia Communications Corporation, on behalf of itself and its affiliates ("ACC").

RECITALS

        WHEREAS, TelCove and ACC have executed a Commercial Services Agreement dated April 7, 2004 ("Agreement");

        WHEREAS, ACC has the right to order certain Services (as defined in the Agreement) subject to the terms and conditions of the Agreement;

        WHEREAS, TelCove and ACC desire to modify the Agreement in accordance with this Amendment No. 1 and the terms and conditions of the Agreement are hereby incorporated by reference, except to the extent superseded by this Amendment No. 1.

        NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

1.
All references to "Adelphia Business Solutions, Inc. (d/b/a TelCove)" shall be replaced with "TelCove, Inc."

2.
Exhibit B shall be deleted in its entirety and replaced with the revised Exhibit "B" attached to this Amendment No. 1 and incorporated by reference herein.

3.
All of the terms, conditions, and provisions of the Agreement are incorporated herein by reference as fully as though set forth in this Amendment No. 1.

4.
The Agreement remains in full force and effect, unamended, except as expressly modified by this Amendment No. 1. All of the recitals set forth above are hereby ratified and confirmed by each party and incorporated herein by reference.

5.
The individuals signing below on behalf of each party hereby represents that s/he has the authority and power to bind their respective party.

6.
All defined or capitalized terms used herein shall have the same meanings ascribed to them in the Agreement, unless specifically otherwise provided in this Amendment No. 1.

IN WITNESS WHEREOF, each party has executed this Amendment No. 1 on the date written below.

TelCove, Inc.		Adelphia Communications Corporation
By:	/s/ James Means	By:	/s/ Joe W. Bagan

Name:	James Means	Name:	Joe W. Bagan

Title:	Secretary	Title:	SVP Operations

Date:	8-17-04	Date	8-12-04